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                                                                      EXHIBIT 10

                       NAVISTAR INTERNATIONAL CORPORATION
                          AND CONSOLIDATED SUBSIDIARIES
                       ----------------------------------
                               MATERIAL CONTRACTS


    The following documents of Navistar International Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.


        10.19 Transfer and Administration Agreement dated as of November 13, 1998, between Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Transferor, Park Avenue Receivables Corporation, as Purchaser, and The Chase Manhattan Bank, as Funding Agent and APA Bank. Filed on Form 8-K dated December 18, 1998. Commission File No. 33-50291.

































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